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                                  EXHIBIT 10.19

                 SECOND AMENDMENT TO THE ATRIUM LEASE AGREEMENT


                       SECOND AMENDMENT TO LEASE AGREEMENT                Atrium
                                     BETWEEN

               FOJTASEK INDUSTRIAL PROPERTIES, LTD., AS LANDLORD,
                                       and
                             ATRIUM COMPANIES, INC.,
                                    AS TENANT

        WHEREAS, on or about July 3, 1995, FOJTASEK INDUSTRIAL PROPERTIES, LTD., A TEXAS LIMITED PARTNERSHIP, as Landlord ("Landlord"), and FOJTASEK COMPANIES, INC., A TEXAS CORPORATION ("Fojtasek"), entered into that certain Lease Agreement ("Lease") regarding the Leased Premises described in the Lease and being located at 9001 Ambassador Row, Dallas, Texas ("Leased Premises");

        WHEREAS, on or about February 13, 1996, Landlord and Fojtasek entered into that certain Amendment of Lease Agreement ("First Amendment");

        WHEREAS, subsequent to the execution and delivery of the First Amendment, Fojtasek was merged into ATRIUM COMPANIES, INC., A DELAWARE CORPORATION ("Tenant");

        WHEREAS, Landlord and Tenant have discussed certain provisions contained in the Lease which should be revised to reflect the current agreement of the parties; and

        WHEREAS, Landlord and Tenant hereby enter into this Second Amendment to Lease ("Second Amendment") as written evidence of their agreement.

        NOW, THEREFORE, in consideration of the foregoing, and the mutual obligations contained herein, Landlord and Tenant agree as follows:

        1. Term. The definition of "Term", as set forth in Exhibit C-1, Paragraph B, of the Lease, shall be deleted in its entirety and the following substituted in its place:

        "The term of this Lease begins on the Commencement Date and continues until July 3, 2008, unless terminated prior to such date pursuant to the terms, covenants, and conditions of this Lease."


SECOND AMENDMENT TO LEASE AGREEMENT                                       PAGE 1
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        2.     Rent. The itemization of "Rent", as set forth in the chart contained in Exhibit C-2 of the Lease, shall be deleted in its entirety and the following substituted in its place:

        "Year                 Monthly Rent         Rate p.s.f.
        -----                 ------------         -----------
          1                   $21,114.33              $ .75
          2                   $21,114.33              $ .75
          3                   $42,228.75              $1.50
         4-6                  $63,343.12              $2.25
         7-10                 $70,381.25              $2.50
        11-13                 $77,419.37              $2.75

        3. Early Termination. The provision contained in Exhibit C-1, paragraph C of the Lease, captioned "Early Termination", shall be deleted from the Lease for all purposes.

        4. Effective Date. For purposes of this Second Amendment, the terms hereof shall be effective on, and as of, October 1, 1997.

        5. IN THE EVENT A CONFLICT ARISES BETWEEN THE PROVISIONS OF THIS SECOND AMENDMENT AND ANY OTHER PART OF THE LEASE, THIS SECOND AMENDMENT SHALL MODIFY AND SUPERSEDE SUCH OTHER PART OF THE LEASE TO THE EXTENT NECESSARY TO ELIMINATE ANY SUCH CONFLICT BUT NO FURTHER. ALL TERMS WHICH ARE DEFINED IN THE LEASE SHALL HAVE THE SAME MEANING WHEN USED HEREIN.

        6. Except as hereby amended or supplemented, all other provisions of the Lease are hereby confirmed and ratified.

LANDLORD

Fojtasek Industrial Properties,
Ltd., a Texas limited partnership


By: Fojtasek Industrial Properties
Management, Inc., a Texas
Corporation, general partner


By: /s/ JOE FOJTASEK
Printed Name: Joe Fojtasek
Title: President


TENANT

Atrium Companies, Inc., a Delaware Corporation
By: /s/LOU SIMI
Printed Name: Lou Simi
Title: Executive Vice President



SECOND AMENDMENT TO LEASE AGREEMENT                                       PAGE 2